INDEX TO EXHIBITS
                                  Exhibit Index
                                                                         Page

2.2a - Copy of Agreement dated November 21, 1996 (the "Aries Agreement") by and among the Registrant and The Aries
             Domestic                                            Fund,
             L.P.......................................................   (1)

2.2b         - Copy of Amendment to the Aries Agreement dated December
             23, 1996 by and among the  Registrant  and the Aries Fund
             and The Aries Domestic Fund, L.P..........................   (1)

2.3          - Copy  of  Agreement  dated  November  21,  1996  by and
             between  the   Registrant   and   Innovir   Laboratories,
             Inc.......................................................   (1)

4.4 - Copy of Warrant Agreement dated June 17, 1996 between the Registrant and American Stock Transfer & Trust
             Company..................................................

10.3 - Copy of Registrant's Amended and Restated 1990 Incentive and Non-Incentive Stock Option Plan, as amended through February 22, 1997................................

10.9         - Copy of Employment letter agreement dated June 21, 1994
             between       Registrant       and       Alfonso       J.
             Tobia.....................................................   (2)

10.11        - Copy  of  Registrant's  1995  Outside  Directors  Stock
             Option Plan..............................................    (3)

10.12        - Copy of letter  agreement  dated August 7, 1995 between
             Registrant      and      Lindsay      A.       Rosenwald,
             M.D.......................................................   (3)

10.13        - Copy of Stock  Option  Agreement  dated  August 7, 1995
             between    Registrant    and   Lindsay   A.    Rosenwald,
             M.D.......................................................   (3)

10.14 - Copy of Consulting and Stock Option Agreement dated November 17, 1995 between Registrant and Eric A. Rose,
             M.D....................................................      (3)

10.15        - Copy of Stock Option  Agreement dated November 17, 1995
             between        Registrant       and       Donald       G.
             Drapkin...................................................   (3)

10.16        -  Copy  of  Registrant's  1996   Non-Employee   Director
             Restricted                   Stock                  Award
             Plan......................................................   (3)

10.17        - Copy of  Registration  Rights  Agreement dated December
             23, 1996,  between  Registrant and The Aries Fund and The
             Aries Domestic Fund, L.P.................................    (1)

10.18        - Copy of  Research  Agreement  dated as of March 7, 1997
             among Registrant,  The Trustees of Columbia University in
             the   City   of   New   York    and    VIMRx    Genomics,
             Inc.......................................................   (4)

10.19        - Copy of Registrant's  1997 Incentive and  Non-Incentive
             Stock Option Plan........................................

10.20        - Copy of  Employment  Agreement  dated  October 30, 1996
             between   the   Registrant   and   Richard   L.   Dunning
             ..........................................................

10.21 - Copy of the Employment Agreement dated August 26, 1996 between the Registrant and David A. Jackson, Ph.D.
             .........................................................

21           - List of Subsidiaries...................................

23           -   Consent   of    Richard   A.    Eisner   &   Company,
             LLP......................................................


(1) Filed as the same numbered Exhibit to Registrant's Current Report on Form 8-K (Commission File No. 0-19153) filed January 3, 1997 and incorporated herein by reference thereto.

(2) Filed as the same numbered Exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 (Commission File No. 0-19153) and incorporated herein by reference.

(3) Filed as the same numbered Exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 (Commission File No. 0-19153) and incorporated herein by reference thereto.

(4) Filed as the same numbered Exhibit to Registrant's Current Report on Form 8-K (Commission File No. 0-19153) filed March 21, 1997 and incorporated herein by reference thereto.



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